SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Columbia Pipeline Group, Inc. Debt Issuance
On December 9, 2020, the Company's subsidiary, Columbia, entered into a US$4.2 billion Delayed Draw Term Loan due in June 2022, bearing interest at a floating rate. In January 2021, US$4.0 billion was drawn on the Delayed Draw Term Loan and the total availability under the loan agreement was reduced accordingly.
Keystone XL Presidential Permit Revocation
On January 20, 2021, U.S. President Biden revoked the Presidential Permit for the Keystone XL pipeline. As a result and as of this date, the Company suspended the advancement of the Keystone XL pipeline project while it assesses the implications of the revocation and considers its options along with its partner, the Government of Alberta, and other stakeholders. The Company ceased capitalizing costs, including interest during construction, and also ceased accruing a return on the Government of Alberta Class A Interests, effective January 20, 2021. The decision to suspend advancement of the Keystone XL pipeline also represents a triggering event under GAAP requiring the Company to evaluate the Keystone XL capitalized project costs for impairment. Given the uncertainty related to the Keystone XL project, the Company expects to record a predominantly non-cash impairment charge in first quarter 2021. The carrying value of plant, property and equipment for Keystone XL, including capitalized interest, was $2.8 billion at December 31, 2020.
Accounting implications, in the first quarter of 2021 and beyond, will depend on the assessment and consideration of options as noted above, including the impacts that this has on contractual arrangements. As a result, the magnitude of the impairment charge and related recoveries cannot be quantified at this time.
The following factors will be considered in determining the amount and timing of the impairment charge and related recoveries, although these will be dependent on future decisions and developments:
•the viability of projects currently associated with the Keystone XL pipeline, including Heartland Pipeline, TC Terminals and Keystone Hardisty Terminal, is also being reviewed. The carrying value of these projects in Other long-term assets on the Consolidated balance sheet at December 31, 2020 was $0.2 billion
•incremental liabilities incurred for contractual commitments
•specified contractual recoveries
•recoverable value of the project's tangible assets
•income tax impact of the above items, including the assessment of any income tax valuation allowances and deferred income tax assets recorded at December 31, 2020.
Any principal outstanding under the project-level credit facility is fully guaranteed by the Government of Alberta without recourse to the Company. The suspension of the advancement of the project does not require immediate repayment of the debt as repayment is dependent upon certain other events or decisions specified in the credit facility agreement. While the credit facility remains outstanding, the Company continues to be responsible for ongoing interest charges. For further discussion of subsequent events related to the project-level credit facility, refer to Note 20, Redeemable non-controlling interest and non-controlling interests.